	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-2

	Distribution Number	30
	Beginning Date of Collection Period	1-Mar-04
	End Date of Collection Period	31-Mar-04
	Distribution Date	20-Apr-04
	Previous Distribution Date	22-Mar-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	15,968,244.65
	Available Distribution Amount	15,853,200.71
	Principal Collections	14,108,353.54
	Interest Collections (net of servicing fee)	1,744,847.17
	Collections of Interest (net of servicing fee and principal recoveries)	1,743,437.31
	Servicing Fee	115,043.94
	Principal recoveries	1,409.86
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	15,968,244.65
	Interest Paid to Certificates	164,033.42
	Principal Paid to Certificates	384,313.42
	Equity Certificate	15,304,853.87
	Servicing Fee	115,043.94

	Pool Balance

	Begin Principal Balance	276,105,461.12
	Principal Collections (including repurchases)	14,108,353.54
	Additional Principal Reduction Amount	384,313.42
	End Principal Balance	261,612,794.16

	Collateral Performance
	Cash Yield (% of beginning balance)	8.08%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.66%
	Net Yield	6.41%

	Delinquent Loans
	30-59 days principal balance of loan	10,431,189.63
	30-59 days number of loans	127
	60-89 days principal balance of loan	2,667,481.05
	60-89 days number of loans	31
	90+ days principal balance of loan	13,985,697.49
	90+ days number of loans	167

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period	20.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	3,606
	Number of HEL outstanding (EOP)	3,448
	Principal balance of REO as of the end of the collection period	3,873,102.45
	Number of loans that went into REO during the collection period	6
	Principal balance of loans that went into REO during the collection period	572,005.89

	Overcollateralization
	Begin OC Amount	142,530,364.62
	OC Release Amount	14,108,353.54
	Extra Principal Distribution	-
	End OC Amount	128,422,011.08

	Target OC Amount	88,948,350.01
	Interim OC Amount	142,530,364.62
	Interim OC Deficiency	-

	Monthly Excess Cashflow	1,196,500.33
	Principal Distribution Amount	-
	Principal Collections	14,108,353.54
	OC Release Amount	14,108,353.54

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	17.65%

	Interest Calculations
	1 month LIBOR	1.09000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	1.46000%
	Class A Pass-Through Rate	1.46000%
	Class M Formula Rate (1-mo. Libor plus 95bps)	2.04000%
	Class M Pass-Through Rate	2.04000%
	Available Funds Cap	10.52410%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.717511
	2. Principal Distribution per $1,000	0.509314
	3. Interest Distribution per $1,000	0.208197

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.46000%
	2. Days in Accrual Period	29

	3. Class A Interest Due	139,643.92
	4. Class A Interest Paid	139,643.92
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	118,733,615.79
	2. Class A Principal Due	341,612.49
	3. Class A Principal Paid	341,612.49
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	118,392,003.30

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.4525467

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.800220
	2. Principal Distribution per $1,000	0.509315
	3. Interest Distribution per $1,000	0.290905

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	2.04000%
	2. Days in Accrual Period	29

	3. Class M Interest Due	24,389.50
	4. Class M Interest Paid	24,389.50
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	14,841,480.71
	2. Class M Principal Due	42,700.93
	3. Class M Principal Paid	42,700.93
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	14,798,779.78

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0565675

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of November 7, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
Bank One, National Association as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on April 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of April, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer